SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2004

POLYONE CORPORATION

(Exact name of registrant as specified in charter)

Ohio	1-16091	34-1730488

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio		44012

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

(Former name or former address, if changed since last report.)

Item 7 (c) Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit 99.1 Press Release

Item 7 (c) Financial Statements and Exhibits

Exhibit 99.1 — Press Release of July 28, 2004, furnished herewith.

Item 12. Results of Operations and Financial Condition

On July 28, 2004, the Registrant issued a Press Release, furnished herewith as Exhibit 99.1, announcing earnings for the second quarter of 2004. The Press Release shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

	By:	/s/ Michael J. Meier

Michael J. Meier
Corporate Controller

Dated: July 28, 2004